                                   EXHIBIT 24

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.



                                                   /s/ William M. Hoffman
                                                   ----------------------
                                                   William M. Hoffman



                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came WILLIAM M. HOFFMAN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.



                                                   /s/ William F. Compton
                                                   ----------------------
                                                   William F. Compton


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came WILLIAM F. COMPTON, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ Eugene P. Conese
                                                   ----------------------
                                                   Eugene P. Conese


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came EUGENE P. CONESE, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ John W. Bachmann
                                                   ----------------------
                                                   John W. Bachmann


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came JOHM W. BACHMANN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1996.


                                                   /s/ Thomas H. Jacobsen
                                                   -----------------------
                                                   Thomas H. Jacobsen


                                ACKNOWLEDGEMENT

         BEFORE me this 20th day of May, 1996, came THOMAS H. JACOBSEN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Jeanne M. Hannah
                                                   -----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   August 9, 1996

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ Gerald L. Gitner
                                                   ----------------------
                                                   Gerald L. Gitner


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came GERALD L. GITNER, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                              POWER OF ATTORNEY
                              -----------------

  KNOW ALL MEN BY THESE PRESENTS, that I, Jewel Lafontant-Mankarious, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said atttorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the secruities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of May, 1996.

                                        /s/ Jewel Lafontant-Mankarious
                                        -----------------------------------
                                        Jewel Lafontant-Mankarious

                               ACKNOWLEDGEMENT
                               ---------------

  BEFORE me this 23rd day of May, 1996, came JEWEL LAFONTANT-MANKARIOUS, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as her true act and deed.


                                        /s/ Jacqueline Chandler
                                        -----------------------------------
                                        NOTARY PUBLIC

                                        State of Missouri

                                        My Commission Expires:

                                        October 25, 1998

                                        NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ Myron Kaplan
                                                   ----------------------
                                                   Myron Kaplan


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came MYRON KAPLAN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, James A. Lawrence, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ James A. Lawrence
                                                   ----------------------
                                                   James A. Lawrence


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came JAMES A. LAWRENCE, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ Thomas F. Meagher
                                                   ----------------------
                                                   Thomas F. Meagher


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came THOMAS F. MEAGHER, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ William O'Driscoll
                                                   ----------------------
                                                   William O'Driscoll


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came WILLIAM O'DRISCOLL, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ G. Joseph Reddington
                                                   ------------------------
                                                   G. Joseph Reddington


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came G. JOSEPH REDDINGTON, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ------------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Lawrence K. Roos, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20st day of May, 1996.


                                                   /s/ Lawrence K. Roos
                                                   ----------------------
                                                   Lawrence K. Roos


                                ACKNOWLEDGEMENT

         BEFORE me this 20th day of May, 1996, came LAWRENCE K. ROOS, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   ----------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, William W. Winpisinger, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Jeffrey H. Erickson, Robert A. Peiser and Richard P. Magurno, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of common stock to be offered to employees pursuant to the 401(K) plan known as the TWA Pilot's 401(K) Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1996.


                                                   /s/ William W. Winpisinger
                                                   --------------------------
                                                   William W. Winpisinger


                                ACKNOWLEDGEMENT

         BEFORE me this 21st day of May, 1996, came WILLIAM W. WINPISINGER, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                                   /s/ Mindy Lea Horowitz
                                                   --------------------------
                                                   NOTARY PUBLIC

                                                   State of Missouri

                                                   My Commission Expires:

                                                   July 24, 1998

                                                   NOTARY SEAL